CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED THIRD AMENDMENT TO API SUPPLY AGREEMENT This Third Amendment (“Third Amendment”) is entered into as of October 15, 2024 (the “Third Amendment Effective Date”), by and between Xeris Pharmaceuticals, Inc. (“Xeris”) and Bachem Americas, Inc. (“Bachem”). Xeris and Bachem may be referred to individually as a “Party” or collectively as the “Parties.” Capitalized terms used in this Third Amendment without definition shall have the same meaning as set forth in the Agreement (defined below). WHEREAS Xeris and Bachem entered into that certain API Supply Agreement for Glucagon, dated and effective January 1, 2018, that certain First Amendment to API Supply Agreement dated February 26, 2021, and that certain Second Amendment to API Supply Agreement dated May 2, 2022 (collectively “the Agreement”); and WHEREAS the Parties have agreed to amend the Agreement to update Glucagon tiered pricing for Calendar Year [***] and [***]. NOW THEREFORE in consideration of the mutual promises contained herein, effective as of the Third Amendment Effective Date, the Parties affirm and agree as follows: 1. Exhibit 1, API Pricing, of the Agreement is hereby deleted and replaced with Exhibit 1 attached hereto, which contains [***] tiered pricing for Glucagon beginning Calendar Year [***]. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, as if entered into by New York residents and executed and wholly performed within the State of New York. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. All other terms, conditions and obligations of the Agreement shall remain in force. To the extent any provision of the Agreement conflicts with any provision of this Third Amendment, this Third Amendment shall control. [Signature page follows] Exhibit 10.5

IN WITNESS THEREOF, each of Xeris and Bachem have caused this Third Amendment to be executed by their respective duly authorized representatives as of the Third Amendment Effective Date. Xeris Pharmaceuticals, Inc. By: /s/ Peter Valentinsson Name: Peter Valentinsson Title: SVP, Global Tech Operations Bachem Americas, Inc. By: /s/ Anne-Kathrin Stoller Name: Anne-Kathrin Stoller Title: President, COO ACKNOWLEDGED BY: Bachem AG By: /s/ Andre Casagrande Name: Andre Casagrande Title: Vice President, Head of Global Sales

EXHIBIT 1

API PRICING

[***] Pricing (Effective [***])

Glucagon	[***]	[***]
[***]g	USD [***]	USD [***]/g
>[***]g	USD [***]	USD [***]/g
>[***]g	USD [***]	USD [***]/g
>[***]g	USD [***]	USD [***]/g
>[***]g	USD [***]	USD [***]/g
>[***]g	USD [***]	USD [***]/g